UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on April 20, 2020, a purported stockholder derivative complaint was filed in the United States District Court for the Eastern District of Pennsylvania (the “Court”), naming eight current and former directors of Inovio Pharmaceuticals, Inc. (the “Company”) as defendants. The lawsuit asserted state and federal claims that the Company made misleading statements regarding its development of a vaccine for COVID-19 in its public disclosures in violation of certain federal securities laws. The derivative lawsuit also accused the Company’s board of directors of failing to exercise reasonable and prudent supervision over the Company’s management, policies, practices, and internal controls. The plaintiffs sought unspecified monetary damages on behalf of the Company as well as governance reforms.

On April 19, 2023, the plaintiffs filed a motion with the Court for preliminary approval of a settlement resolving the litigation. On June 14, 2023, the court entered an order (the “Order”) preliminarily approving the proposed settlement of the derivative claims (the “Settlement”), in accordance with a Stipulation of Settlement dated March 31, 2023 (the “Stipulation”). The Order also approved the form and manner of the notice of the Settlement (the “Notice”) and set October 11, 2023 as the date for a settlement hearing to determine, among other things, whether the terms of the Stipulation should be approved as fair, reasonable and adequate.

Pursuant to the Stipulation and the Order, the Company is attaching the Stipulation and exhibits thereto as Exhibit 99.1 to this Current Report on Form 8-K. The Stipulation contemplates that, following the settlement hearing and the final approval of the Settlement by the Court, the Company will implement certain corporate governance reforms described in Exhibit A to the Stipulation.

In addition, as required by the Stipulation and the Order, on June 23, 2023, the Company issued a press release containing the Notice. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Stipulation of Settlement, dated March 31, 2023

99.2	Press Release, dated June 23, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: June 23, 2023	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer